                           TOWER PROPERTIES COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 10, 2002


    The annual meeting of the stockholders of Tower Properties Company will be held in Suite 1215 in the Commerce Tower, 911 Main Street, Kansas City, Missouri, on April 10, 2002 at ten o'clock a.m., Kansas City Time, for the following purposes:

    1. To elect two members of the Board of Directors to serve until the annual stockholders meeting in 2005.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of Business on February 19, 2002 as the time for which the stockholders of record of Tower Properties Company entitled to notice and to vote at the meeting shall be determined.


                                    By Order of the Board of Directors
                                    ROBERT C. HARVEY, III
                                    Secretary


March 5, 2002


    It is important that your stock be represented at the meeting. You are urged to date, sign and return the enclosed proxy promptly.

                               PROXY STATEMENT
                           TOWER PROPERTIES COMPANY
                        ANNUAL MEETING APRIL 10, 2002

SOLICITATION:

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of Tower Properties Company (the "Company"), Suite 100, Commerce Tower, 911 Main Street, Kansas City, Missouri 64105, of proxies to be used at the annual meeting of stockholders of the Company to be held April 10, 2002. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by employees of the Company, and brokerage houses, the Company's transfer agent and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so.

    This proxy statement and accompanying proxy will first be sent to stockholders on or about March 5, 2002. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised.

    Tower Properties Company was incorporated in the State of Missouri on September 29, 1989, as Tower Acquisition Corp. It was formed pursuant to an Agreement and Plan of Merger dated August 7, 1989 ("Agreement"), between Commerce Bancshares, Inc. ("Bancshares") and the former Tower Properties Company ("Old Tower"). Old Tower was merged with Bancshares, and the corporate name of Acquisition was changed to Tower Properties Company ("Company").

VOTING SECURITIES:

    Only stockholders at the close of business on February 19, 2002 are entitled to vote at the meeting, and at the close of business on said date there were outstanding 178,907 shares of common stock of the Company. Each holder of common stock is entitled to one vote per share upon all matters and one vote for each director position to be filled. Cumulative voting is not permitted. In the election of directors and on all other matters presented for stockholder vote, abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. The affirmative vote of a majority of the shares present at the meeting in person or proxy is required to elect a nominee as a director and shares not voted for a nominee (whether by abstention, broker non-votes or otherwise) will not count as affirmative votes and will have the same effect as votes against such nominee.

ACTION TO BE TAKEN UNDER THE PROXY:

    The person acting under the accompanying proxy will vote for the election of the nominees for directors, unless the stockholder indicates differently on the proxy. The person acting under said proxies will cast one vote for each share of stock of Company owned by the stockholder for the election of each director whose name is not stricken from the proxy. Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election in his stead, of such other person as the management of the Company may recommend. Each nominee has indicated his willingness to serve, if elected, and it is not anticipated that any nominee will be unable or unwilling to serve if elected to office. The affirmative vote of a majority of the shares represented at the meeting in person or by proxy shall be necessary to elect each director to be elected at the meeting.

                            ELECTION OF DIRECTORS

    The Board of Directors consists of six (6) persons. There are two (2) "Class I" directors who serve until the annual stockholders meeting in 2002; two (2) "Class II" directors who serve until 2003; and two (2) "Class III" directors who serve until 2004. At each annual meeting of stockholders, the directors constituting one class are elected for a three year term.

    Two (2) "Class I" directors will be elected at the 2002 annual meeting and it is intended that shares represented by proxy will, unless contrary instructions are given, be voted in favor of the election of the nominees hereafter named. The proxies cannot be voted for a greater number of persons than the nominees named.

    Should a director be unable to serve his full term, the by-laws provide that the remaining directors then in office, by a majority vote, may elect a successor to serve the unexpired portion of the term of the director whose position shall be vacated.


NAME, AGE AND                                                     PRINCIPAL OCCUPATION
POSITION WITH                        SERVED AS                    DURING PAST FIVE YEARS
COMPANY                            DIRECTOR SINCE                 & OTHER DIRECTORSHIPS
-------                            --------------                 ---------------------

The following are nominees for election:

Class I directors to serve until annual meeting in 2005.

James M. Kemper, Jr.             October 24, 1989                 Chairman of the Company
80                                                                and past president.
                                                                  Mr. Kemper was a director
                                                                  of Commerce Bancshares
                                                                  until April 16, 1997.
                                                                  James M. Kemper, Jr. Is
                                                                  the father of Jonathan M.
                                                                  Kemper and David W. Kemper.

William E. Quirk                 January 1, 2002                  Employed by the law firm,
51                                                                Shughart Thomson & Kilroy,
                                                                  P.C. since September 1975.
                                                                  Director and shareholder
                                                                  since February 1979.

The following directors of the Company will continue after the 2001 annual meeting:

Class II directors to serve until annual meeting in 2003.

David W. Kemper                  October 24, 1989                 President and Director
51                                                                of Commerce Bancshares
                                                                  since 1982. Chairman,
                                                                  President and CEO of
                                                                  Commerce Bancshares
                                                                  since November 1991.
                                                                  Chairman, President and
                                                                  CEO of Commerce Bank, N.A.
                                                                  since December of 1997.
                                                                  Chairman and CEO of Commerce
                                                                  Bank, St. Louis, 1986-1997.
                                                                  Director of Ralcorp Hold-
                                                                  ings.  David W. Kemper is
                                                                  the son of James M. Kemper,
                                                                  Jr. and brother of
                                                                  Jonathan M. Kemper.

                                      4


Brian D. Everist                 October 24, 1989                 President of Intercontinental
51                                                                Engineering - Manufacturing
                                                                  Corp. - heavy manufacturing
                                                                  since May 1987.

Class III directors to serve until annual meeting in 2004.

Thomas R. Willard                July 15, 1997                    President of the Company since
47                                                                July 1997.  Joined Company in
                                                                  June of 1997.  President of
                                                                  Bliss Associates, Inc., a real
                                                                  estate appraisal firm, prior
                                                                  thereto.

Jonathan M. Kemper               October 24, 1989                 Commerce Bank 1982 to present.
48                                                                Vice-Chairman since January 1995.
                                                                  President from December 1985 to
                                                                  January 1995.  Vice Chairman of
                                                                  Commerce Bancshares since November
                                                                  1991.  Jonathan M. Kemper is the
                                                                  son of James M. Kemper, Jr. And
                                                                  the brother of David W. Kemper.
                                                                  He is a director of Commerce Bank
                                                                  and Commerce Bancshares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:
---------------------------------------------------------------

    The following sets out the ownership of those stockholders beneficially owning more than 5% of the outstanding common stock of the Company as of February 19, 2002.


TITLE              NAME AND ADDRESS                AMOUNT AND NATURE          PERCENT
 OF                       OF                               OF                      OF
CLASS              BENEFICIAL OWNER               BENEFICIAL OWNERSHIP          CLASS
-------------------------------------------------------------------------------------

Common              Commerce Bank (1)                 24,236  (1a)             17.38%
                    as Fiduciary,                      7,551  (1b)
                    922 Walnut
                    Kansas City, MO

    The following stock ownership pertains to the directors and officers as of February 19, 2002:

Common              James M. Kemper, Jr. (2)(3)       31,120                   17.01%
                    David W. Kemper (4)               29,337                   16.04%
                    Jonathan M. Kemper (5)            27,630                   15.11%

                                      5


                    Brian D. Everist                     624                     .34%
                    Thomas R. Willard                      0                       0%
                    William E. Quirk                       0                       0%
                  All directors and officers          88,711                   48.50%
                      as a group (10 persons)

Footnotes:

(1) All stock registered in the name of Commerce Bank is held in a representative capacity, and Commerce Bank has no equitable ownership. Shares reflected under Commerce Bank do not include 49,307 shares in which Commerce Bank in a representative capacity has some voting or investment authority if the same shares are reflected as beneficially owned by James M. Kemper, Jr., David W. Kemper or Jonathan M. Kemper.

      (1a)  Commerce Bank has sole voting and sole investment authority.
      (1b)  Commerce Bank has shared voting and shared investment authority.

(2) Includes 19,050 shares in trusts under which James M. Kemper, Jr. Is co-trustee but has no equitable ownership. Of such shares, he has shared voting and shared investment authority over 13,903 shares and sole voting and sole investment authority over 5,147 shares. Includes 324 shares in a foundation in which Mr. Kemper has voting and investment authority.

      The rules require disclosure of stock ownership by all directors, even if they do not own any shares.

(3) Includes 4,000 shares which may be acquired pursuant to currently exercisable stock options.

(4) Includes 1,316 shares in trusts under which David W. Kemper is co-trustee with shared voting and investment authority, but no equitable ownership, and includes 8,308 shares in custodial or trust accounts over which David W. Kemper has investment power, but no voting or equitable ownership. Does not include 12,537 shares in trust for benefit of Jonathan M. Kemper, over which Jonathan M. Kemper has sole investment authority and Jonathan M. Kemper and David W. Kemper have shared voting authority. These shares are included in shares beneficially owned by Jonathan M. Kemper. Does not include shares in trust for James M. Kemper, Jr. in which David W. Kemper is co-trustee with no voting or investment authority. These shares are included as shares beneficially owned by James M. Kemper, Jr. Does not include 1,568 shares owned beneficially by his wife.

(5) Includes 14,557 shares in trusts under which Jonathan M. Kemper is co-trustee with shared voting and investment authority but no equitable ownership. Does not include 19,713 shares in trust for benefit of David
      W. Kemper over which David W. Kemper has sole investment authority and

                                      6

David W. Kemper and Jonathan M. Kemper have shared voting authority. These shares are included as shares beneficially owned by David W. Kemper. Does not include 1,568 shares owned beneficially by his wife.




                                          EXECUTIVE OFFICERS


                                                             Served as             Business Exp.
Name and age                        Position                 Officer Since         Past 5 Years
-----------------------------------------------------------------------------------------------
James M. Kemper, Jr.                Chairman of Board        October 24, 1989      Chairman of Board
80                                                                                 and past Presi-
                                                                                   dent of Company.

Thomas R. Willard                   President                July 15, 1997         President of Com-
                                                                                   pany since June
47                                                                                 1997 - Officer
                                                                                   since July
                                                                                   1997. Prior
                                                                                   thereto, Presi-
                                                                                   dent of Bliss
                                                                                   Associates Inc.

Robert C. Harvey, III               Vice President/          October 29, 1998      Employee of Com-
40                                  Secretary                January 19, 1999      pany since May,
                                                                                   1998 - officer
                                                                                   since October,
                                                                                   1998. Previously
                                                                                   Curry Investment
                                                                                   Company 4/95 to
                                                                                   2/96, Van Meter
                                                                                   Knitware, Inc.,
                                                                                   2/96 to 4/97,
                                                                                   Uhlman Company,
                                                                                   4/97 to 5/98.

Margaret V. Allinder                Vice President/          October 29, 1998      Employee of Com-
49                                  Asst. Secretary                                pany since 1971.
                                                                                   Assistant
                                                                                   Secretary since
                                                                                   1977.

                                      7


E. Gibson Kerr                      Vice President           January 19, 1999      Employee of Com-
38                                                                                 pany since Nov-
                                                                                   ember of 1997.
                                                                                   Officer since
                                                                                   January of 1999.
                                                                                   Prior to join-
                                                                                   ing Company,
                                                                                   principal with
                                                                                   Colliers Turley
                                                                                   Martin (1992-
                                                                                   1997.

Daniel R. Ellerman                  Vice President           November 2, 1999      Employee of Com-
62                                                                                 pany since July
                                                                                   of 1987.
                                                                                   Officer since
                                                                                   November 1999.


                                         SUMMARY COMPENSATION TABLE

                                                                         Long Term Compensation
                                             Annual                          Number of Stock        All Other
     Name and                             Compensation                           Options             Compen-
Principal Position             Year         /Salary            Bonus             Granted            sation(1)
-------------------------------------------------------------------------------------------------------------
James M. Kemper, Jr.           2001      $ 44,792                   0             4,000               $1,200
Chairman and CEO               2000        50,000                   0             2,000               $1,200
                               1999        91,663                   0             2,000                    0


Thomas R. Willard              2001       182,003             $15,000                 0                3,825
President                      2000       153,619              15,000                 0                3,675
                               1999       156,157  (2)         15,000                 0                1,437

Robert C. Harvey, III          2001        82,111               2,500                 0                1,453
Vice President/Secretary       2000        79,487               2,500                 0                1,578
                               1999        74,630               2,500                 0                  302

E. Gibson Kerr                 2001       138,989                   0                 0                2,937
Vice President                 2000       143,147                   0                 0                2,490
                               1999       156,399                   0                 0                1,173

(1)  Amounts paid or accrued under the Company's 401(K) Plan
(2)  Includes 1998 bonus paid in 1999.

                     OPTION GRANTS IN CALENDAR YEAR 2001

The following table sets forth information regarding each stock option granted during calendar year 2001 to the one individual named in the Summary Compensation Table to whom a stock option was granted.


                         Number of        Percent of Total
                           Shares             Options
                         Underlying          Granted to
                          Options            Employees           Exercise
                          Granted            in fiscal            Price           Expiration
Name                        (1)                 Year            ($)/Share            Date
--------------------------------------------------------------------------------------------
James M. Kemper, Jr.       2,000                100%             $156.00           01/31/06
                           2,000                100%             $165.00           10/24/06

(1) The options were granted on January 31, 2001 and October 24, 2001, and were exercisable in full beginning on the date of grant.




                    AGGREGATED OPTION EXERCISED DURING CALENDAR YEAR 2001
                           AND OPTION VALUES ON DECEMBER 31, 2001


                                                               Number of            Value of
                                                                Shares             Unexercised
                                                              Underlying          In-The-Money
                                                              Unexercised          Options at
                            Number of                         Options at            12/31/01
                              Shares                           12/31/01          Fiscal Year-End
                           Acquired On         Value         Exercisable/         Exercisable/
   Name(1)                   Exercise        Realized        Unexercisable        Unexercisable
-----------------------------------------------------------------------------------------------
James M. Kemper, Jr.            0                0               4000                $18,000

(1) No executive officer held stock options at any time during 2001 other than James M. Kemper, Jr.

                              COMPENSATION PLANS
PENSION PLAN

The Company maintained a pension plan until October 31, 1999, at which date, the pension plan was terminated. The employees covered by the plan received a distribution of their accrued benefits.

401K PLAN

    The Company has adopted a 401K Plan. Under the plan, all full time employees who have been employed for 1 year (1,000 hours) and have attained 21 years of age are eligible. Eligible employees may elect to contribute to the plan up to 13.5% of the employee's compensation, but not to exceed $10,500.00 annually.

    The Company will match the employee contribution at the rate of 25% of the employee contribution, provided that the Company will make no matching contribution on the amount of the employee contribution which is in excess of 6% of the employee compensation.

    In 2001, the Company made a discretionary contribution of $1,200 for each eligible employee.

    Participants are 100% vested in their contribution at all times. Vesting in Company contribution accrues at the rate of 20% per year, provided that the employee is fully vested at death, disability, attaining age 65 or termination of plan. Participants may self-direct investments in funds controlled by the trustee. Taxes on contributions and earnings are deferred.

    Withdrawal of vested Company contributions may occur when participant's employment terminates or when participant retires, retires due to disability, dies or incurs a hardship and when participant reaches 59 1/2 years of age (provided participant is fully vested).

    During the year ending December 31, 2001, the Company's matching contributions under the plan on behalf of Mr. Kemper were $1,200; on behalf of Mr. Willard were $3,825; on behalf of Mr. Harvey were $1,453; on behalf of Ms. Allinder were $2,115; on behalf of Mr. Kerr were $2,937; on behalf of Mr. Ellerman were $2,554; and on behalf of all present executive officers of Company as a group were $14,084.

                             STOCK PURCHASE PLAN

    Effective July 1, 1990, the Company adopted a Stock Purchase Plan for non-employee directors. The Plan permits the non-employee directors to elect to have their director fees retained by the Company in a special account.
The Company will annually add to the special accounts 25% of the amount contributed by each participating director. Semi-annually, the funds in each participant's account shall be used to purchase common stock of the Company at the last known sale price and the stock shall be distributed to participants. For the calendar year ending December 31, 2001, the amounts contributed to each non-employee director's special account and the stock subsequently acquired by each such director is as follows:

                              Amount                                 Shares
     Director              Contributed        Company 25%           Acquired

David W. Kemper               $4,000            $1,000.00                30
Jonathan M. Kemper             3,750               937.50                29
Brian D. Everist               4,000             1,000.00                30

    Each non-employee director elected to participate in the Stock Purchase Plan effective July 1, 1990 and received Company stock in lieu of the compensation as set forth above.

                                 TRANSACTIONS

    James M. Kemper, Jr., David W. Kemper and Jonathan M. Kemper beneficially own approximately 7.9% of Commerce Bancshares, Inc., parent of Commerce Bank. David W. Kemper is Chairman of the Board and President of Commerce Bancshares, Inc. and Commerce Bank. Jonathan M. Kemper is Director and Vice Chairman of the Board of Commerce Bank and of Commerce Bancshares, Inc.

    During 2001, the Company performed construction work for Commerce Bank, and the Company leased office space, parking space and lots to Commerce Bank. For the year 2001, the Company received rents, utility charge reimbursement and construction payments from Commerce Bank of $2,836,330. The Company provided steam, commercial office building management, parking, parking facility management and services to CB Building Corp. (now Commerce Holdings,
LLC), and Delaware Redevelopment Corp. (now Commerce Bank, N.A. (MO)). For said services, the Company received $911,888 during the year 2001. Each of the services provided by the Company and the amount of payment was the result of arms-length negotiations.

    On June 20, 2001, the Company sold the Tower Garage to CB Building Corporation (now Commerce Holdings, LLC), a subsidiary of Commerce Bancshares, Inc., for $11,500,000. The sales price was the result of arms length negotiations. The transaction resulted in an approximate gain of $342,000. Proceeds of the sale were used to pay off the line of credit and the balance has been invested in short-term investments.

    The Company has a line of credit of $10,889,000 with Commerce Bank. The line of credit has been used to fund letters of credit on Hillsborough Apartments ($65,000) and Real Estate Bond Issue ($6,656,000). The balance of the line of credit as of February 19, 2002, was $4,168,000.

                            ACCOUNTING INFORMATION

    KPMG LLP, independent public accountants, were employed by Company as accountants and auditors effective May 15, 2000. For more than two years prior to May 15, 2000, Arthur Anderson LLP had served as accountants and auditors to the Company. The Company, upon the recommendation of the Board of Directors, selected KPMG LLP to perform accounting and audit services because KPMG LLP submitted the most favorable bid.

    The KPMG LLP audit reports for 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, nor did the Arthur Anderson LLP audit report for 1999. Further, there were no disagreements between the Company and the independent accountants on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

    A representative of KPMG LLP will be available to make statements concerning the audit and to answer any questions presented from the floor. KPMG LLP has been selected as the Company's independent public accountant for 2002.

    The Board of Directors of Company considered and unanimously determined that the performance by KMPG LLP of audit services for the Company is compatible with KMPG having performed non-audit services, including tax services and a segregation study for depreciation allocation.

                                  AUDIT FEES

    Our independent accountants billed us an aggregate of $44,550 in fees for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2001 and for their reviews of the financial statements included in our Form 10-Q reports filed with the SEC during the year ended December 31, 2001.

                                ALL OTHER FEES

    In 2001, our independent accountants billed us an aggregate of $78,270 in fees for all other services (including tax-related services and the performance of a segregation study for depreciation allocation) rendered during that year.

                  DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 2003 annual meeting must be received at the Company's office, Suite 100, Commerce Tower, Kansas City, Missouri 64105, not later than November 4, 2002, to be included in the proxy statement and on the proxy form.

                                OTHER MATTERS

    The Board of Directors has no standing audit, compensation or nominating committees or committees performing similar functions. During the past fiscal year the Company held three regular and no special Board of Directors meetings. Each director, except for salaried officers, was entitled to $250.00 for each meeting attended, plus $3,000.00 annually.

    The Company will furnish to any person who was a stockholder on February 19, 2002 (without charge) a copy of the Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission upon such person's written request for the same, which request must contain a good faith representation that, as of February 19, 2002 such person was a beneficial owner of securities entitled to vote at such meeting. The request should be directed to Mr. Robert C. Harvey, III, Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105.

    The management does not know of any matter of business to come before the meeting other than that referred to in the notice of meeting, but it is intended that as to any such other matter of business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the persons or persons voting the same.

                                    By Order of the Board of Directors
                                    ROBERT C. HARVEY, III
                                    Secretary

March 5, 2002

                            TOWER PROPERTIES COMPANY
                      100 Commerce Tower, 911 Main Street
                          Kansas City, Missouri 64105

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Kemper, Jr., Thomas R. Willard, and Robert C. Harvey, III, or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tower Properties Company held of record by the undersigned on February 19, 2002 at the annual meeting of stockholders to be held on April 10, 2002 or any adjournment thereof.

1. / / ELECTION OF DIRECTORS          / / WITHHOLD AUTHORITY
       FOR all nominees listed below.     to vote for all nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                     James M. Kemper, Jr. and William E. Quirk

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.





Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                DATED:                               , 2002.
                                       -----------------------------

                                ------------------------------------------
                                Signature


                                ------------------------------------------
                                Signature if held jointly

                                ------------------------------------------
                                       PLEASE MARK, DATE AND RETURN
                                         THE PROXY CARD PROMPTLY
                                       USING THE ENCLOSED ENVELOPE.
                                ------------------------------------------